Exhibit 99.1
Live Oak Bancshares, Inc. Reports First Quarter 2025 Results
WILMINGTON, NC, April 23, 2025 - Live Oak Bancshares, Inc. (NYSE: LOB) (“Live Oak” or “the Company”) today reported first quarter of 2025 net income attributable to the Company of $9.7 million, or $0.21 per diluted share.
Live Oak’s performance in the quarter compared to the fourth quarter of 2024, includes these notable items:
•Record first quarter production of $1.40 billion accompanied by strong deposit growth of $635.5 million, with total assets growing by 5.0% to $13.60 billion
•Net interest income increased 3.1% and net interest margin increased 5 basis points from 3.15% to 3.20%
•1.5% decline in revenue and 3.4% increase in noninterest expenses generated 10% decline in pre-provision net revenue1
•Provision expense for credit losses of $29.0 million, principally driven by loan growth amid a challenging macroeconomic environment, where elevated interest rates and inflationary pressures placed financial strain on some small business borrowers
•Two key initiatives saw positive momentum — non-interest bearing deposit growth and small dollar loan production

“Live Oak Bank demonstrated strong growth across our lending and deposit franchises in the first quarter, all while navigating the current small business credit cycle and a backdrop of economic uncertainty,” said Live Oak Chairman and CEO James S. (Chip) Mahan III. “We have an unwavering dedication to small business and staying close to our customers in these turbulent times remains paramount. Small business is the backbone of America, and we continue to support our nation’s entrepreneurs with the capital they need to create jobs, drive innovation, and serve their communities well.”
Conference Call
Live Oak will host a conference call to discuss the Company's financial results and business outlook tomorrow, April 24, 2025, at 9:00 a.m. ET. The call will be accessible by telephone and webcast using Conference ID: 75855. A supplementary slide presentation will be posted to the website prior to the event, and a replay will be available for 12 months following the event. The conference call details are as follows:
Live Telephone Dial-In
U.S.: 800.549.8228
International: +1 646.564.2877
Pass Code: None Required
Live Webcast Log-In
Webcast Link: investor.liveoakbank.com
Registration: Name and Email Required
Multi-Factor Code: Provided After Registration

(1)See accompanying GAAP to Non-GAAP Reconciliation.

First Quarter 2025 Key Measures

(Dollars in thousands, except per share data)			Increase (Decrease)
	1Q 2025	4Q 2024	Dollars	Percent	1Q 2024
Total revenue (1)	$126,113	$128,067	$(1,954)	(1.5)%	$116,208
Total noninterest expense	84,017	81,257	2,760	3.4	77,737
Income before taxes	13,132	13,229	(97)	(0.7)	22,107
Effective tax rate	26.4%	25.6%	n/a	n/a	(24.8)%
Net income attributable to Live Oak Bancshares, Inc.	$9,717	$9,900	$(183)	(1.8)%	$27,586
Diluted earnings per share	0.21	0.22	(0.01)	(5)	0.60
Loan and lease production:
Loans and leases originated	$1,396,223	$1,421,118	$(24,895)	(1.8)%	$805,129
% Fully funded	46.0%	42.4%	n/a	n/a	43.8%
Total loans and leases:	$11,061,866	$10,579,376	$482,490	4.6%	$9,223,310
Total assets:	13,595,704	12,943,380	652,324	5.0	11,505,569
Total deposits:	12,395,945	11,760,494	635,451	5.4	10,383,361
(1)Total revenue consists of net interest income and total noninterest income.

Important Note Regarding Forward-Looking Statements
Statements in this press release that are based on other than historical data or that express the Company’s plans or expectations regarding future events or determinations are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Statements based on historical data are not intended and should not be understood to indicate the Company’s expectations regarding future events. Forward-looking statements provide current expectations or forecasts of future events or determinations. These forward-looking statements are not guarantees of future performance or determinations, nor should they be relied upon as representing management’s views as of any subsequent date. Forward-looking statements involve significant risks and uncertainties, and actual results may differ materially from those presented, either expressed or implied, in this press release. Factors that could cause actual results to differ materially from those expressed in the forward-looking statements include changes in Small Business Administration (“SBA”) rules, regulations or loan products, including the Section 7(a) program, changes in SBA standard operating procedures or changes in Live Oak Banking Company's status as an SBA Preferred Lender; changes in rules, regulations or procedures for other government loan programs, including those of the United States Department of Agriculture; the impacts of any pandemic or public health situation on trade (including supply chains and export levels), travel, employee productivity and other economic activities that may have a destabilizing and negative effect on financial markets, economic activity and customer behavior; adverse developments in the banking industry highlighted by high-profile bank failures and the potential impact of such developments on customer confidence, liquidity, and regulatory responses to these developments; a reduction in or the termination of the Company's ability to use the technology-based platform that is critical to the success of its business model, including a failure in or a breach of operational or security systems or those of its third-party service providers; risks relating to the material weakness we identified in our internal control over financial reporting; technological risks and developments, including cyber threats, attacks, or events; competition from other lenders; the Company's ability to attract and retain key personnel; market and economic conditions and the associated impact on the Company; operational, liquidity and credit risks associated with the Company's business; changes in political and economic conditions, including any prolonged U.S. government shutdown; the impact of heightened regulatory scrutiny of financial products and services and the Company's ability to comply with regulatory requirements and expectations; changes in tariffs and trade barriers, including potential changes in U.S. and international trade policies and the resulting impact on the Company and its customers; a deterioration of the credit rating for U.S. long-term sovereign debt, actions that the U.S. government may take to avoid exceeding the debt ceiling, and uncertainties surrounding the debt ceiling and the federal budget; adverse results, including related fees and expenses, from pending or future lawsuits, government investigations or private actions; and the other factors discussed in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) and available at the SEC’s Internet site (http://www.sec.gov). Except as required by law, the Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.
About Live Oak Bancshares, Inc.
Live Oak Bancshares, Inc. (NYSE: LOB) is a financial holding company and the parent company of Live Oak Bank. Live Oak Bancshares and its subsidiaries partner with businesses that share a groundbreaking focus on service and technology to redefine banking. To learn more, visit www.liveoak.bank.
Contacts:
Walter J. Phifer | CFO | Investor Relations | 910.202.6926
Claire Parker | Corporate Communications | Media Relations | 910.597.1592

Live Oak Bancshares, Inc.
Quarterly Statements of Income (unaudited)
(Dollars in thousands, except per share data)

	Three Months Ended					1Q 2025 Change vs.
	1Q 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2024	4Q 2024	1Q 2024
Interest income						%	%
Loans and fees on loans	$195,616	$194,821	$192,170	$181,840	$176,010	0.4	11.1
Investment securities, taxable	11,089	10,490	9,750	9,219	8,954	5.7	23.8
Other interest earning assets	6,400	7,257	7,016	7,389	7,456	(11.8)	(14.2)
Total interest income	213,105	212,568	208,936	198,448	192,420	0.3	10.7
Interest expense
Deposits	110,888	113,357	110,174	105,358	101,998	(2.2)	8.7
Borrowings	1,685	1,737	1,762	1,770	311	(3.0)	441.8
Total interest expense	112,573	115,094	111,936	107,128	102,309	(2.2)	10.0
Net interest income	100,532	97,474	97,000	91,320	90,111	3.1	11.6
Provision for loan and lease credit losses	28,964	33,581	34,502	11,765	16,364	(13.7)	77.0
Net interest income after provision for loan and lease credit losses	71,568	63,893	62,498	79,555	73,747	12.0	(3.0)
Noninterest income
Loan servicing revenue	8,298	8,524	8,040	7,347	7,624	(2.7)	8.8
Loan servicing asset revaluation	(4,728)	(2,326)	(4,207)	(2,878)	(2,744)	(103.3)	(72.3)
Net gains on sales of loans	18,648	18,356	16,646	14,395	11,502	1.6	62.1
Net (loss) gain on loans accounted for under the fair value option	(1,034)	195	2,255	172	(219)	(630.3)	(372.1)
Equity method investments (loss) income	(2,239)	(2,739)	(1,393)	(1,767)	(5,022)	18.3	55.4
Equity security investments (losses) gains, net	20	12	909	161	(529)	66.7	(103.8)
Lease income	2,573	2,456	2,424	2,423	2,453	4.8	4.9
Management fee income	—	—	1,116	3,271	3,271	—	(100.0)
Other noninterest income	4,043	6,115	7,142	11,035	9,761	(33.9)	(58.6)
Total noninterest income	25,581	30,593	32,932	34,159	26,097	(16.4)	(2.0)
Noninterest expense
Salaries and employee benefits	48,008	45,214	44,524	46,255	47,275	6.2	1.6
Travel expense	2,795	2,628	2,344	2,328	2,438	6.4	14.6
Professional services expense	3,024	2,797	3,287	3,061	1,878	8.1	61.0
Advertising and marketing expense	3,665	1,979	2,473	3,004	3,692	85.2	(0.7)
Occupancy expense	2,737	2,558	2,807	2,388	2,247	7.0	21.8
Technology expense	9,251	9,406	9,081	7,996	7,723	(1.6)	19.8
Equipment expense	3,745	3,769	3,472	3,511	3,074	(0.6)	21.8
Other loan origination and maintenance expense	4,585	4,812	4,872	3,659	3,911	(4.7)	17.2
Renewable energy tax credit investment (recovery) impairment	—	1,172	115	170	(927)	(100.0)	(100.0)
FDIC insurance	3,551	3,053	1,933	2,649	3,200	16.3	11.0
Other expense	2,656	3,869	2,681	2,635	3,226	(31.4)	(17.7)
Total noninterest expense	84,017	81,257	77,589	77,656	77,737	3.4	8.1
Income before taxes	13,132	13,229	17,841	36,058	22,107	(0.7)	(40.6)
Income tax expense	3,464	3,386	4,816	9,095	(5,479)	2.3	(163.2)
Net income	9,668	9,843	13,025	26,963	27,586	(1.8)	(65.0)
Net loss attributable to non-controlling interest	49	57	—	—	—	(14.0)	100.0
Net income attributable to Live Oak Bancshares, Inc.	$9,717	$9,900	$13,025	$26,963	$27,586	(1.8)	(64.8)
Earnings per share
Basic	$0.21	$0.22	$0.28	$0.60	$0.62	(4.5)	(66.1)
Diluted	$0.21	$0.22	$0.28	$0.59	$0.60	(4.5)	(65.0)
Weighted average shares outstanding
Basic	45,377,965	45,224,470	45,073,482	44,974,942	44,762,308
Diluted	45,754,499	46,157,979	45,953,947	45,525,082	45,641,210

Live Oak Bancshares, Inc.
Quarterly Balance Sheets (unaudited)
(Dollars in thousands)

	As of the quarter ended					1Q 2025 Change vs.
	1Q 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2024	4Q 2024	1Q 2024
Assets						%	%
Cash and due from banks	$744,263	$608,800	$666,585	$615,449	$597,394	22.3	24.6
Certificates of deposit with other banks	250	250	250	250	250	—	—
Investment securities available-for-sale	1,312,680	1,248,203	1,233,466	1,151,195	1,120,622	5.2	17.1
Loans held for sale	367,955	346,002	359,977	363,632	310,749	6.3	18.4
Loans and leases held for investment (1)	10,693,911	10,233,374	9,831,891	9,172,134	8,912,561	4.5	20.0
Allowance for credit losses on loans and leases	(190,184)	(167,516)	(168,737)	(137,867)	(139,041)	(13.5)	(36.8)
Net loans and leases	10,503,727	10,065,858	9,663,154	9,034,267	8,773,520	4.4	19.7
Premises and equipment, net	259,113	264,059	267,032	267,864	258,071	(1.9)	0.4
Foreclosed assets	2,108	1,944	8,015	8,015	8,561	8.4	(75.4)
Servicing assets	56,911	56,144	52,553	51,528	49,343	1.4	15.3
Other assets	348,697	352,120	356,314	376,370	387,059	(1.0)	(9.9)
Total assets	$13,595,704	$12,943,380	$12,607,346	$11,868,570	$11,505,569	5.0	18.2
Liabilities and shareholders’ equity
Liabilities
Deposits:
Noninterest-bearing	$386,108	$318,890	$258,844	$264,013	$226,668	21.1	70.3
Interest-bearing	12,009,837	11,441,604	11,141,703	10,443,018	10,156,693	5.0	18.2
Total deposits	12,395,945	11,760,494	11,400,547	10,707,031	10,383,361	5.4	19.4
Borrowings	110,247	112,820	115,371	117,745	120,242	(2.3)	(8.3)
Other liabilities	58,065	66,570	83,672	82,745	74,248	(12.8)	(21.8)
Total liabilities	12,564,257	11,939,884	11,599,590	10,907,521	10,577,851	5.2	18.8
Shareholders’ equity
Preferred stock, no par value, 1,000,000 shares authorized, none issued or outstanding	—	—	—	—	—	—	—
Class A common stock (voting)	370,513	365,607	361,925	356,381	349,648	1.3	6.0
Class B common stock (non-voting)	—	—	—	—	—	—	—
Retained earnings	724,215	715,767	707,026	695,172	669,307	1.2	8.2
Accumulated other comprehensive loss	(67,698)	(82,344)	(61,195)	(90,504)	(91,237)	17.8	25.8
Total shareholders' equity attributed to Live Oak Bancshares, Inc.	1,027,030	999,030	1,007,756	961,049	927,718	2.8	10.7
Non-controlling interest	4,417	4,466	—	—	—	(1.1)	100.0
Total shareholders' equity	1,031,447	1,003,496	1,007,756	961,049	927,718	2.8	11.2
Total liabilities and shareholders’ equity	$13,595,704	$12,943,380	$12,607,346	$11,868,570	$11,505,569	5.0	18.2
(1)Includes $316.8 million, $328.7 million, $343.4 million, $363.0 million and $379.2 million measured at fair value for the quarters ended March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024, and March 31, 2024 respectively.

Live Oak Bancshares, Inc.
Quarterly Selected Financial Data
(Dollars in thousands, except per share data)

	As of and for the three months ended
	1Q 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2024
Income Statement Data
Net income attributable to Live Oak Bancshares, Inc.	$9,717	$9,900	$13,025	$26,963	$27,586
Per Common Share
Net income, diluted	$0.21	$0.22	$0.28	$0.59	$0.60
Dividends declared	0.03	0.03	0.03	0.03	0.03
Book value	22.62	22.12	22.32	21.35	20.64
Tangible book value (1)	22.55	22.05	22.24	21.28	20.57
Performance Ratios
Return on average assets (annualized)	0.30%	0.31%	0.43%	0.93%	0.98%
Return on average equity (annualized)	3.78	3.85	5.21	11.39	11.93
Net interest margin	3.20	3.15	3.33	3.28	3.33
Efficiency ratio (1)	66.62	63.45	59.72	61.89	66.89
Noninterest income to total revenue	20.28	23.89	25.35	27.22	22.46
Selected Loan Metrics
Loans and leases originated	$1,396,223	$1,421,118	$1,757,856	$1,171,141	$805,129
Outstanding balance of sold loans serviced	4,949,962	4,715,895	4,452,750	4,292,857	4,329,097
Asset Quality Ratios
Allowance for credit losses to loans and leases held for investment (3)	1.83%	1.69%	1.78%	1.57%	1.63%
Net charge-offs (3)	$6,774	$33,566	$1,710	$8,253	$3,163
Net charge-offs to average loans and leases held for investment (2) (3)	0.27%	1.39%	0.08%	0.38%	0.15%

Nonperforming loans and leases at historical cost (3)
Unguaranteed	$99,907	$81,412	$49,398	$37,340	$43,117
Guaranteed	322,993	222,885	166,177	122,752	105,351
Total	422,900	304,297	215,575	160,092	148,468
Unguaranteed nonperforming historical cost loans and leases, to loans and leases held for investment (3)	0.96%	0.82%	0.52%	0.42%	0.51%

Nonperforming loans at fair value (4)
Unguaranteed	$9,938	$9,115	$8,672	$9,590	$7,942
Guaranteed	58,100	54,873	49,822	51,570	47,620
Total	68,038	63,988	58,494	61,160	55,562
Unguaranteed nonperforming fair value loans to fair value loans held for investment (4)	3.14%	2.77%	2.53%	2.64%	2.09%

Capital Ratios
Common equity tier 1 capital (to risk-weighted assets)	10.70%	11.04%	11.19%	11.85%	11.89%
Tier 1 leverage capital (to average assets)	8.03	8.21	8.60	8.71	8.69
Notes to Quarterly Selected Financial Data
(1)See accompanying GAAP to Non-GAAP Reconciliation.
(2)Quarterly net charge-offs as a percentage of quarterly average loans and leases held for investment, annualized.
(3)Loans and leases at historical cost only (excludes loans measured at fair value).
(4)Loans accounted for under the fair value option only (excludes loans and leases carried at historical cost).

Live Oak Bancshares, Inc.
Quarterly Average Balances and Net Interest Margin
(Dollars in thousands)

	Three Months Ended March 31, 2025			Three Months Ended December 31, 2024
	Average Balance	Interest	Average Yield/Rate	Average Balance	Interest	Average Yield/Rate
Interest-earning assets:
Interest-earning balances in other banks	$581,267	$6,400	4.47%	$603,758	$7,257	4.78%
Investment securities	1,379,797	11,089	3.26	1,340,027	10,490	3.11
Loans held for sale	407,953	8,612	8.56	339,394	7,361	8.63
Loans and leases held for investment (1)	10,388,872	187,004	7.30	10,030,353	187,460	7.44
Total interest-earning assets	12,757,889	213,105	6.77	12,313,532	212,568	6.87
Less: Allowance for credit losses on loans and leases	(165,320)			(155,498)
Noninterest-earning assets	534,133			551,265
Total assets	$13,126,702			$12,709,299
Interest-bearing liabilities:
Interest-bearing checking	$350,491	$3,929	4.55%	$350,304	$4,350	4.94%
Savings	5,540,147	51,604	3.78	5,333,338	52,308	3.90
Money market accounts	127,908	120	0.38	138,021	176	0.51
Certificates of deposit	5,563,004	55,235	4.03	5,376,290	56,523	4.18
Total deposits	11,581,550	110,888	3.88	11,197,953	113,357	4.03
Borrowings	111,919	1,685	6.11	114,561	1,737	6.03
Total interest-bearing liabilities	11,693,469	112,573	3.90	11,312,514	115,094	4.05
Noninterest-bearing deposits	342,482			281,874
Noninterest-bearing liabilities	58,739			83,373
Shareholders' equity	1,027,547			1,028,426
Non-controlling interest	4,465			3,112
Total liabilities and shareholders' equity	$13,126,702			$12,709,299
Net interest income and interest rate spread		$100,532	2.87%		$97,474	2.82%
Net interest margin			3.20			3.15
Ratio of average interest-earning assets to average interest-bearing liabilities			109.10%			108.85%
(1)Average loan and lease balances include non-accruing loans and leases.

Live Oak Bancshares, Inc.
GAAP to Non-GAAP Reconciliation
(Dollars in thousands)

	As of and for the three months ended
	1Q 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2024
Total shareholders’ equity	$1,031,447	$1,003,496	$1,007,756	$961,049	$927,718
Less:
Goodwill	1,797	1,797	1,797	1,797	1,797
Other intangible assets	1,529	1,568	1,606	1,644	1,682
Tangible shareholders’ equity (a)	$1,028,121	$1,000,131	$1,004,353	$957,608	$924,239
Shares outstanding (c)	45,589,633	45,359,425	45,151,691	45,003,856	44,938,673
Total assets	$13,595,704	$12,943,380	$12,607,346	$11,868,570	$11,505,569
Less:
Goodwill	1,797	1,797	1,797	1,797	1,797
Other intangible assets	1,529	1,568	1,606	1,644	1,682
Tangible assets (b)	$13,592,378	$12,940,015	$12,603,943	$11,865,129	$11,502,090
Tangible shareholders’ equity to tangible assets (a/b)	7.56%	7.73%	7.97%	8.07%	8.04%
Tangible book value per share (a/c)	$22.55	$22.05	$22.24	$21.28	$20.57
Efficiency ratio:
Noninterest expense (d)	$84,017	$81,257	$77,589	$77,656	$77,737
Net interest income	100,532	97,474	97,000	91,320	90,111
Noninterest income	25,581	30,593	32,932	34,159	26,097
Total revenue (e)	$126,113	$128,067	$129,932	$125,479	$116,208
Efficiency ratio (d/e)	66.62%	63.45%	59.72%	61.89%	66.89%
Pre-provision net revenue (e-d)	$42,096	$46,810	$52,343	$47,823	$38,471
This press release presents non-GAAP financial measures. The adjustments to reconcile from the non-GAAP financial measures to the applicable GAAP financial measure are included where applicable in financial results presented in accordance with GAAP. The Company considers these adjustments to be relevant to ongoing operating results. The Company believes that excluding the amounts associated with these adjustments to present the non-GAAP financial measures provides a meaningful base for period-to-period comparisons, which will assist regulators, investors, and analysts in analyzing the operating results or financial position of the Company. The non-GAAP financial measures are used by management to assess the performance of the Company’s business for presentations of Company performance to investors, and for other reasons as may be requested by investors and analysts. The Company further believes that presenting the non-GAAP financial measures will permit investors and analysts to assess the performance of the Company on the same basis as that applied by management. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied, and are not audited. Although non-GAAP financial measures are frequently used by shareholders to evaluate a company, they have limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of results reported under GAAP.